UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 6, 2010

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

2440 Mall Drive, Charleston, South Carolina 29406
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Compensatory Arrangements of Certain Officers

Effective September 30, 2010, First Financial Holdings, Inc. (“Company”) entered into Change in Control Severance Agreements (“Agreements”) with the following Executive Officers: CEO R. Wayne Hall; Executive Vice President and CFO Blaise B. Bettendorf; Executive Vice Presidents Charles F. Baarcke, Jr. and John L. Ott, Jr.; and Senior Vice President C. Alec Elmore (“Executives”).  As a part of this action, Messrs. Hall, Baarcke, Ott and Elmore voluntarily cancelled their existing employment agreements which, in the cases of Messrs. Hall, Baarcke and Ott, would not have otherwise expired until September 30, 2012 and, in the case of Mr. Elmore, September 30, 2011.  These cancelled employee agreements contained a similar change in control benefit.

Pursuant to these Agreements if within two years following a “Change in Control” any of these Executives is terminated without “Cause” or resigns for “Good Reason” the Executive will be entitled to:

•
A lump-sum cash amount equal to 2.99 times, in the case of Mr. Hall and Ms. Bettendorf, two times, in the case of Messrs. Baarcke and Ott, and one time, in the case of Mr. Elmore, the sum of (1) the Executive’s annual base salary and (2) the average of the annual bonuses paid or payable to the Executive for the three fiscal years ending before the “Date of Termination;” and

•
Three years, in the case of Mr. Hall and Ms. Bettendorf, two years, in the case of Messrs. Baarcke and Ott, and one year, in the case of Mr. Elmore, of “Employee Welfare Benefits” coverage following the Executive's “Date of Termination.”

For definitions of the quoted terms used above and for more information regarding this matter, please see the Change in Control Severance Agreement for the named Executive Officers attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit (10.1). Change in Control Severance Agreement between the Company and R. Wayne Hall

Exhibit (10.2). Change in Control Severance Agreement between the Company and Blaise B. Bettendorf

Exhibit (10.3). Change in Control Severance Agreement between the Company and John L. Ott, Jr.

Exhibit (10.4). Change in Control Severance Agreement between the Company and Charles F. Baarcke, Jr.

Exhibit (10.5). Change in Control Severance Agreement between the Company and C. Alec Elmore

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Robert L. Davis
Robert L. Davis
Executive Vice President
and Corporate Counsel

Date: October 6, 2010

EXHIBIT INDEX

Exhibit Number	Description
10.1	Change in Control Severance Agreement between the Company and R. Wayne Hall
10.2	Change in Control Severance Agreement between the Company and Blaise B. Bettendorf
10.3	Change in Control Severance Agreement between the Company and John L. Ott, Jr.
10.4	Change in Control Severance Agreement between the Company and Charles F. Baarcke, Jr.
10.5	Change in Control Severance Agreement between the Company and C. Alec Elmore